                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                            ------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): January 19, 2001

                            BREAKAWAY SOLUTIONS, INC.
             ------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

          DELAWARE                              000-27269                           04-3285165
    ---------------------                ----------------------              ----------------------
(State or Other Jurisdiction             (Commission File Number)               (I.R.S. Employer
     of Incorporation)                                                         Identification No.)

                                 2 SEAPORT LANE
                           BOSTON, MASSACHUSETTS 02210
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               (Address of Principal Executive Offices) (Zip Code)

                                 (617) 275-3000
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              (Registrant's Telephone Number, Including Area Code)

                                 NOT APPLICABLE
                                -----------------
          (Former Name or Former Address, if Changed Since Last Report)
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            SPECIAL NOTE REGARDING CERTAIN STATEMENTS AND REFERENCES

         This Current Report on Form 8-K contains forward-looking statements which reflect the current judgment of Breakaway Solutions, Inc., a Delaware corporation (the "Registrant"), on certain issues relating to the Registrant's recently announced secured financing transaction with ICG Holdings, Inc., a Delaware corporation. Because these statements apply to future events, they are subject to risks and uncertainties that could cause the actual results to differ materially. Important factors which could cause actual results to differ materially include: the Registrant's ability to raise additional capital; equity dilution; likely variation in the Registrant's quarterly revenues and operating results; the Registrant's ability to retain personnel and customers; the Registrant's ability to realize benefits from acquisitions and strategic alliances; the adoption and acceptance of application hosting services by growing enterprises; product acceptance and customer demand; competition; risks in conducting business outside the United States; and the other risks described under the heading "Factors that May Affect Future Results" in the Registrant's Annual Report on Form 10-K for the period ended December 31, 1999 and in the Registrant's Quarterly Report on Form 10-Q for the period ended September 30, 2000, on file with the Securities and Exchange Commission, which factors are incorporated herein by reference.

ITEM 5.           OTHER EVENTS

         On January 19, 2001, Breakaway Solutions, Inc., a Delaware corporation (the "Registrant"), entered into definitive agreements with respect to a secured financing (the "Financing") with ICG Holdings, Inc., a Delaware corporation ("ICG Holdings"). ICG Holdings is an affiliate of Internet Capital Group, Inc., a Delaware corporation and the Registrant's largest stockholder. Pursuant to the Financing, the Registrant borrowed $5.0 million from ICG Holdings at an interest rate of 12% per annum (or 18% after an event of default). ICG Holdings advanced the funds to the Registrant on the 11th and 12th of January, 2001. Principal and interest are due and payable in full on March 12, 2001 and are fully secured by substantially all of the Registrant's assets. In connection with the Financing, the Registrant also agreed to issue to ICG Holdings warrants to purchase up to 9,737,447 shares of the Registrant's common stock, $0.000125 par value per share, at a per share exercise price of $0.6875, such shares and exercise price subject to adjustment in certain events.
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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            BREAKAWAY SOLUTIONS, INC.

Date: January 22, 2001              By: /s/ Gordon Brooks
                                        --------------------------------
                                        Gordon Brooks
                                        President and
                                        Chief Executive Officer